UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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CANDELA CORPORATION
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On September 29, 2009, Candela Corporation (“Candela”), together with Syneron Medical Ltd., a company organized under the laws of the State of Israel (“Syneron”), first made the following presentation to certain individuals and groups at the Maxim Group Growth Conference in connection with its reaching an agreement with Syneron to combine Candela and Syneron through the merger of Syneron Acquisition Sub, Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of Syneron, with and into Candela on the terms and subject to the conditions of an agreement and plan of merger, dated as of September 8, 2009:

CONFIDENTIAL CREATING A LEADING GLOBAL AESTHETIC DEVICE COMPANY September 2009

Confidential SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS Statements in this document regarding the proposed transaction between Candela Corporation and Syneron Medical Ltd., including, without limitation, the expected timetable for completing the transaction, statements related to the anticipated consummation of the proposed combination of Candela Corporation and Syneron Medical Ltd., the benefits of the proposed combination, the future financial performance of Syneron Medical Ltd. after the proposed combination, and any other statements regarding future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing “believes,” “anticipates,” “plans,” “expects,” “may,” “will,” “would,” “intends,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability of each of Candela Corporation and Syneron Medical Ltd. to satisfy the closing conditions and consummate the transaction, including obtaining the approval of the transaction by Candela Corporation’s stockholders; the risk that the businesses may not be integrated successfully; the risk that the transaction may involve unexpected costs or unexpected liabilities; the risk that synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that disruptions from the transaction make it more difficult to maintain relationships with customers, employees, or suppliers; and the other risks set forth in Candela Corporation and Syneron Medical Ltd.’s most recent Annual Report on Form 10-K and Form 20-F, respectively, as well as the other factors described in the filings that Candela Corporation and Syneron Medical Ltd. make with the SEC from time to time. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, Candela Corporation and Syneron Medical Ltd.’s actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. In addition, the statements in this document reflect the expectations and beliefs of Candela Corporation and/or Syneron Medical Ltd. as of the date of this document. Candela Corporation and Syneron Medical Ltd. anticipate that subsequent events and developments will cause their expectations and beliefs to change. However, while Candela Corporation and Syneron Medical Ltd. may elect to update these forward-looking statements publicly in the future, they specifically disclaims any obligation to do so. The forward-looking statements of Candela Corporation and/or Syneron Medical Ltd. do not reflect the potential impact of any future dispositions or strategic transactions, including the Merger, that may be undertaken. These forward-looking statements should not be relied upon as representing Candela Corporation or Syneron Medical Ltd.’s views as of any date after the date of this document. 1

Confidential SECURITIES AND EXCHANGE COMMISSION REGULATION FD IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC In connection with the combination of Syneron Medical Ltd. and Candela Corporation pursuant to an Agreement and Plan of Merger (the “Merger”), Syneron Medical Ltd. will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4, which will include a proxy statement of Candela Corporation and a prospectus of Syneron Medical Ltd. and other relevant materials in connection with the proposed transactions. Candela Corporation will file the same proxy statement/prospectus with the SEC as well as mail it to Candela Corporation stockholders. Candela Corporation and Syneron Medical Ltd. urge investors and security holders to read the proxy statement/prospectus and the other relevant material when they become available because these materials will contain important information about Candela Corporation, Syneron Medical Ltd. and the proposed transaction. The proxy statement/prospectus and other relevant materials (when they become available), and any and all documents filed with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, free copies of the documents filed with the SEC by Candela Corporation will be available on the investor relations portion of Candela Corporation’s website at www.candelalaser.com. Free copies of the documents filed with the SEC by Syneron Medical Ltd. will be available on the investor relations portion of Syneron Medical Ltd.’s website at www.syneron.com. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS. Candela Corporation, Syneron Acquisition Sub, Inc., Syneron Medical Ltd. and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Candela Corporation in connection with the Merger. Information about those executive officers and directors of Candela Corporation and their ownership of Candela Corporation common stock is set forth in Candela Corporation’s proxy statement, which was filed with the SEC on November 12, 2008 and is supplemented by other public filings made, and to be made, with the SEC. Information about those executive officers and directors of Syneron Medical Ltd. is set forth in Syneron Medical Ltd.’s Annual Report on Form 20-F for the year ended December 31, 2008, which was filed with the Securities and Exchange Commission on March 24, 2009 and is supplemented by other public filings made, and to be made, with the SEC. Investors and security holders may obtain additional information regarding the direct and indirect interests of Candela Corporation, Syneron Acquisition Sub, Inc., Syneron Medical Ltd. and their respective executive officers and directors in the Merger by reading the proxy statement/prospectus and the other filings and documents referred to above.

Confidential 3 TODAY’S PRESENTERS Lou Scafuri Chief Executive Officer of Syneron Gerard Puorro Chief Executive Officer of Candela Fabian Tenenbaum Chief Financial Officer of Syneron

Confidential 4 INVESTMENT HIGHLIGHTS Combination of Syneron and Candela creates a leading global aesthetic device company Comprehensive product portfolio – Syneron’s proprietary elos (electrical-optical synergy) technology: RF + laser/light – Candela: Pioneer in laser and light-based technologies for nearly 40 years Balanced mix between “core” and “non-core” physicians Best worldwide distribution and support network – Sales in 86 countries – >60% of revenue from international markets – Direct sales reps and independent distributors – Direct operations 11 countries Attractive financial profile – Approximately $186 million revenue proforma TTM – Strong balance sheet: $240 million in cash / no debt – Meaningful recurring revenue in future through service and consumables

Confidential 5 TRANSACTION OVERVIEW Candela shareholders will receive 0.2911 ordinary shares of Syneron for each share of Candela common stock – Syneron to issue 6.7 million shares – Represents $2.84 per share considerations—51% premium to prior close(1) – Total consideration of approximately $65 million(1) – Fixed Exchange ratio Pro Forma Ownership – Syneron shareholders: 80% – Candela shareholders: 20% Management / Board: – CEO Lou Scafuri and CFO Fabian Tenenbaum – Management comprised of executives from each organization – Candela CEO Gerard Puorro to join Syneron Board of Directors Syneron and Candela brand names maintained Expected to close by year-end 2009(2) (1) Based on 9/8/09 Syneron and Candela closing stock prices (2) Estimate based on necessary regulatory approvals

Confidential 1.1 6.4 9.3 9.6 8.6 0.0 2.0 4.0 6.0 8.0 10.0 1997 2003 2006 2007 2008 # of Procedures (millions) 6 ATTRACTIVE MARKET OPPORTUNITY While there is a short term decrease in procedures from 2007 to 2008 (10%), there is significant increase since 1997 Americans spent $11.8 billion in 2008 on non-surgical procedures Favorable demographics – Baby boomers still turning 50 – 70% of aesthetic procedures patients earn >$50,000 annually Deteriorating business model for physicians under pressure from insurance Safer and easier-to-use technology opens up market to emerging medical specialties and non-medical professionals (OUS) 100% private pay Increasing public awareness and acceptance of non-invasive aesthetic procedures CAGR = 50% (1997-2008) Source: American Society for Aesthetic Plastic Surgery (ASAPS) 2008 Insight / Windover 2006, ASDS 2007 MedTech. Non-Invasive Aesthetic Procedure Growth

Confidential Application Size and Growth Areas * Source: U.S. markets for laser, light, and energy devices 2009 Millennium Research Top 5 fastest growing segments are Skin Tightening, Cellulite Reduction/Body Shaping, Fractional Skin Resurfacing, Hair Removal and Tattoo Removal Top 5 largest segments in 2008 were Hair Removal, Skin Rejuvenation, Fractional Skin Resurfacing, Cellulite Reduction/Body Shaping, Vascular Lesion Procedure Volume and Growth* 2008 2013 CAGR (08-13) Hair Removal 5,040,000 9,365,000 13.0% Skin Rejuvenation 1,924,000 2,889,000 8.5% Fractional Skin Rejuvenation 1,716,000 3,567,000 15.8% Skin Tightening 458,000 1,226,000 21.8% Pigment Lesion Removal 550,000 892,000 10.2% Vascular Lesion Removal 641,000 1,003,000 9.4% Tattoo Removal 352,000 669,000 12.8% Cellulite Reduction 836,000 1,784,000 19.5%

Confidential 8 Best-In-Class Products Application Landscape addressed with Best-In-Class Product Portfolio Body Treatments Body Contouring Cellulite Reduction Laser-Assisted Lipolysis Hair Removal Leg Veins / Vascular Tattoo / Pigment Removal Facial Treatments Fractional Skin Treatment – Ablative – Non-Ablative Wrinkle Reduction Skin Rejuvenation Skin Tightening Acne Treatment

Confidential New Products To Address Growth Markets Breadth and depth of offerings 6 new innovative products across major growth markets for body and facial applications Well positioned for emerging demographic expansion across age groups and skin types Innovation...Efficacy...Best in Class...Comprehensive 9

Confidential Growth Opportunity: Skin Rejuvenation / Fractional Rejuvenation 3.6 Million Procedures in the U.S. in 2008 (CAGR 08-13: 15.8%) Faster growing than BOTOX Cosmetic Procedures are up for people with ethnic skin – up 18% in Hispanic population alone Rapidly growing demand by Asian market 2 major innovations since introduction of Fractional product category: Fractional Ablative – QuadraLASE – 1 treatment approach – Very effective single treatment approach – Requires down time Introducing...Sublative Rejuvenation - EMatrix

Confidential EMATRIX: First RF Fractional Sublative RejuvenationTM System Innovative design and user interface “Color Blind” – Significant opportunity for ethnic skin Low Epidermal Disruption with High Dermal Remodeling - little to no downtime Multi-Treatment approach creates bundling opportunity Proprietary single use disposable tip

Confidential Liposuction still among top five surgical cosmetic procedures in 2008: ASAPS: 341,144 (ranked #2, down 25% from 2007) ASPS: 245,138 (ranked #3, down 19% from 2007) AACS: 112,541 (ranked #1, up 64% from 2007) Trend towards non-invasive and minimally invasive procedures Cellulite Reduction procedure CAGR 08-13 19.5%* Growth Opportunity: Cellulite Reduction/Body Shaping * Source: us markets for laser, light, and energy devices 2009 Millennium Research

Advanced Body Contouring Product Portfolio



- VelaShape – Clear leader in non-invasive body shaping
  - Over 3 Million procedures performed to date
  - Installed base of 6500 units worldwide
  - FDA Clearance for circumferential reduction
- VelaShape consumer brand recognition
  - 40,000 hits per month on VelaShape website
- Only manufacturer that produces viable options for both laser-assisted lipolysis and non-invasive body shaping
- Physicians can use VelaShape to attract patients then bundle with LipoLite to provide combination treatment approach
- New products feature single use disposables



Syneron™
Confidential
CANDELA

Confidential In 2008 Hair Removal Procedures represented almost half of the entire non-invasive market Procedure growth outlook continues to be very positive: CAGR 08-13 13%* Efficacy, speed and ability to treat all skin types continue to be hallmark of hair removal requirements Growth Opportunity: Hair Removal * Source: U.S. markets for laser, light, and energy devices 2009 Millennium Research 43% 17% 15% 4% 5% 6% 3% 7% Hair Removal Skin Rejuvination Fractional Skin Rejuvination Skin Tightening Pigment Lesion Removal Vascular Lesion Removal Tattoo Removal Cellulite Reduction

Confidential Best in Class Product Portfolio – Gentle Family of Lasers Integrated treatment workstation Multi-laser capability Treats all skin types Treatment versatility Best in class hair removal to skin tightening to pigmented lesions to vascular Unmatched results No compromises in technology, speed or efficacy Smart User Interface and Guided Mode Ease of use Multiple cooling options for patient comfort Proprietary Dynamic Cooling Device CoolClip for air cooling solutions

Confidential Tattoos rapidly gaining in popularity – 24% of U.S. population has 1 or more tattoos1 – At least 10% of the Western World population2 – Incidence to grow to 40% in the next few years1 Estimates of as high as 17% to 20% regret factor1 Strong growth in Tattoo Removal procedure volume: CAGR 08-13 12.8%3 35% of Tattoo removal consumers seek an additional service from the provider4 Growth Opportunity: Tattoo Removal 1 Northwestern University Study, JAAD, June 2006 2 Recurring mistakes in tattoo removal, Dermatology, DOI: 10.1159/000182252 3 Millennium Research 2009 4Health Advances survey and analysis 2009 Courtesy: Christine C. Dierickx, MD Skin and Laser Center, Antwerp, Belgium

Confidential Alex TriVantage – The First “Laser Pumped Laser” for Multi- Color Tattoo and Pigment Removal The complete pigmented lesion and tattoo removal solution Innovation: Laser Pumped Laser – 3 wavelengths in single device Complements & enhances other skin rejuvenation tools Enables multiple revenue streams for the provider “Powerful performance with a gentle touch”

Confidential 18 GLOBAL DISTRIBUTION FOOTPRINT Candela Syneron Combined + = 54% 69% 43% 48% 60% 46% 31% 57% 52% 40% 2007 2009 2007 1H 2009 Pro Forma International North America Fiscal Year June Fiscal Year December

Confidential 19 BALANCED PENETRATION OF KEY CUSTOMER SEGMENTS Segment #Worldwide Combined Medical Professionals “Core” (Dermatologists and plastic surgeons) 50,000 20%–25% 58% 55% “Non-Core” (GPs, Ob Gyn, Internists, Medi Spas Chains) 400,000 75%–80% 32% 45% Premium Aestheticians / Non-Med Spa Chains 500,000 Total Global Addressable Market ~1,000,000 Source: Addressable market based on management assessment * US market data only * * * * * *

Confidential 20 WELL POSITIONED FOR GROWTH 6 major platform launches in last 18 months in growth segments – Body shaping product line extensions – Sublative Rejuvenation™ – Fractional ablative resurfacing – Multi-color tattoo removal – Hair removal line extensions Cross-selling opportunities where appropriate – Syneron products through Candela – Candela products though Syneron “non-core” physician market distribution – Candela and Syneron brands maintained New Markets / Applications – Home use (Proctor & Gamble strategic partnership) – Other aesthetic initiatives - Skin Whitening – Dental – Teeth Whitening

Confidential 21 FINANCIAL STRENGTH $240 million cash, no debt Recent dramatic operating expense reductions given macroeconomic conditions Recurring revenue from service and consumables Profitable business and accretive transaction post-integration as environment normalizes Leadership* (Ranked by TTM Revenue) Revenue ($MM) 1. Syneron / Candela $186 2. Solta 107 3. Cynosure 99 4. Palomar 71 5. Cutera 63 6 . Iridex 45 *Based on US publicly traded companies only; For example, there are no privately held companies, home use companies, dental companies, aesthetic topicals/ cosmeceuticals companies, foreign-exchange listed companies, etc.

Confidential 22 SUMMARY A Leading global aesthetic device company – Most comprehensive product portfolio – Best worldwide distribution network with sales in 86 countries – Well established brand names – Reputation for quality, efficacy and unparalleled customer support Rich product pipeline in fastest growing market segments Balanced revenue mix – “Core” (55%) vs. “Non-Core” (45%) physicians – International (60%) vs. North America (40%) Attractive financial profile – Approximately $186 million revenue proforma TTM – Strong balance sheet: $240 million in cash / no debt – Meaningful recurring revenue in future through service and consumables Syneron / Candela merger to be completed by year-end 2009

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